                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 17, 2009
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

 DELAWARE                              0-24412                    42-1421406
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

580 Second Street, Suite 102, Encinitas, California           92024
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (760) 479-5080
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01  Other Events.

         The  Registrant  issued a press release on February 17, 2009  regarding its results  from  operations  for its first  quarter of fiscal year 2009 ending
December 31, 2008.

         A copy of the press release has been filed with this Current  Report on
Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

                  99.1     Press Release dated February 17, 2009.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 17, 2009

                                            MACC PRIVATE EQUITIES INC.

                                            By: /s/ Travis T. Prentice
                                               ------------------------
                                                 Travis T. Prentice
                                                 President and CEO

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Press Release dated February 17, 2009.